UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 24, 2025

TRULEUM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-55586	90-1020566
(Commission File Number)	(IRS Employer Identification No.)

14143 Denver West Blvd Ste. 100, Golden CO	80401
(Address of Principal Executive Offices)	(Zip Code)

1-800-819-0604

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 24, 2025, Truleum Inc., a Colorado corporation (the “Company”), entered into a Note Exchange Agreement (the “Agreement”) with the holders of the Company’s previously issued 7.25% Senior Secured Convertible Promissory Note, originally issued on December 31, 2022, in the aggregate principal amount of $1,319,960 (the “Original Note”).

Pursuant to the terms of the Agreement, the Company and the holder agreed to cancel and exchange the Original Note in its entirety in consideration for the issuance by the Company of a new 8.5% Senior Secured Promissory Note, dated March 24, 2025 (the “New Note”), in the principal amount of $1,461,305.20, which reflects the outstanding principal and accrued but unpaid interest under the Original Note as of the date of exchange.

The New Note bears interest at a rate of 8.5% per annum and contains terms and conditions substantially similar to the Original Note, except that it allows for the conversion of principal and unpaid, accrued interest into shares of the Company’s common stock at the lesser of $5.00 per share or a 10% discount to a 5-day VWAP and includes an extended maturity date of the third anniversary of the New Note.

The Company believes that the issuance of the New Note aligns with its ongoing capital management objectives and enhances its financial flexibility as it continues to execute its strategic growth initiatives.

The foregoing description of the Agreement and the New Note does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Note and Forbearance Agreement – AEI Management, Inc.
10.2	Note and Forbearance Agreement – 20 Shekels Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Company Name

Date: April 30, 2025	By:	/s/ Lacie Kellogg
Lacie Kellogg
Chief Financial Officer (Principal Financial and Accounting Officer)